E/ICC LICENSE AGREEMENT



         E/ICC LICENSE AGREEMENT (the "Agreement") dated as of February , 1998, by and between Fresh Air Solutions, L.P. a limited partnership duly organized and existing under the laws of the Commonwealth of Pennsylvania ("Box"), and ENGELHARD CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware ("Engelhard").

                              W I T N E S S E T H :

         WHEREAS, Engelhard and ICC Technologies, Inc., a Delaware corporation ("ICC"), allowed their names to be used together as "Engelhard/ICC" (the "Mark") in connection with the formation of a partnership (the "Partnership") previously formed by them called Engelhard/ICC; and

         WHEREAS, certain assets of the Partnership are being contributed to Box in connection with a restructuring of the Partnership and the ownership thereof by Engelhard and ICC; and

         WHEREAS, Box desires to use the Mark in its business and Engelhard is willing to grant to Box a nonexclusive, royalty free license to use the name "Engelhard" as part of the Mark on the terms and conditions and for the time period herein set forth;

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         NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

     1.  License.

         1.1. Engelhard hereby grants to Box a nonexclusive, royalty free license to utilize the name "Engelhard" as part of the Mark in accordance with and subject to the terms of this Agreement.

         1.2. Box specifically recognizes the sole right, title and interest of Engelhard in the Mark. Box specifically disclaims any right, title or interest (except as contemplated hereby) in the Mark and the "Engelhard" name, as part of the Mark, (but, without waiving any claims to its rights to the "ICC" component of the Mark) and Box shall not at any time claim that its use of the Mark for the "Engelhard" name, as part of the Mark pursuant to this Agreement has created in Box any right, title or interest (except as contemplated hereby) therein. Box waives and disclaims any title, right or interest (except as contemplated hereby) in the Mark and the "Engelhard" name, as part of the Mark (but not in the "ICC" component of the Mark) by Box hereunder which may arise under the law of any country from the permitted use of the Mark.

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         1.3. Box agrees that in using the Mark, Box shall not represent that it has any title, right or interest (except as contemplated hereby) in the ownership of the Mark and the "Engelhard" name, as part of the Mark and the registration thereof, except that Box may assert its ownership of the "ICC" component of the Mark.

         1.4. Box shall have no right to assign, sub-license, transfer or otherwise encumber the license and rights granted to Box hereunder without the prior written consent of Engelhard.

         1.5. Box acknowledges that Engelhard or any time may license or grant rights in the Engelhard name to any person or entity.

         1.6. Engelhard specifically disclaims any right, title or interest in the "ICC" component of the Mark.

         2.  Use of Mark.

         2.1. If Box uses the Mark in writing for any purpose (except for the use on Products produced by Box, on product packaging materials or on existing signage at the Harboro facility) any such use shall include the following language incorporated within such use: "Engelhard Corporation is a 10% passive investor in Box, and is in no way involved in the busi-

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ness, operations, management or control of Box." Notwithstanding the foregoing, if Box uses the Mark for use in product literature, any such use shall include the following language incorporated within such use in at least the same point size and type as the remainder of the text thereof, "Engelhard Corporation is a 10% passive investor in Box". The foregoing legends specified in this Section
2.1 shall be amended with the mutual consent of the parties to reflect the then existing ownership by Engelhard.

         2.2. Other than the use of the Engelhard name as part of the Mark as permitted by Section 2.1, Box is not authorized to use, and agrees not to use, the Engelhard name in any other manner or for any purpose whatsoever and that any other such use is specifically prohibited.

         2.3. Engelhard and Box agree that remedies at law may be inadequate to protect against breach of this Article 2, and the parties hereby agree to the granting of injunctive relief without proof of actual damages.

     3.  Term and Termination.

         3.1. Unless sooner terminated as elsewhere provided herein, this Agreement shall expire on the date that is two and one-half (2 1/2) years from the date hereof.

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         3.2. Engelhard may, at its election, terminate this Agreement by giving written notice to Box if Box shall commit any breach hereof and such breach shall continue unremedied for 15 days after written notice thereof given by Engelhard to Box.

     4.  General Provisions.

         4.1. This Agreement shall be interpreted in accordance with the laws of the State of Delaware.

         4.2. Any notice which either party may be required or desires to give to the other party hereunder, except when otherwise provided for, shall be deemed to be duly given: (i) when mailed by registered or certified mail, postage prepaid to the other party at the following addresses or any other address of addressee subsequently designated in writing by the duly authorized representative of the party or (ii) when sent by facsimile to the other party at the following telephone numbers or to any other telephone number subsequently designated in writing by the respective duly authorized representative of the party:

    To Box:                       Fresh Air Solutions, L.P.
                                  330 South Warminster Road
                                  Hatboro, Pennsylvania 19040
                                  Attention:  Chairman

    To Engelhard:                 Engelhard
                                  101 Wood Avenue
                                  Iselin, New Jersey 08830

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                    Attention:  Senior Vice President, Corporate
                                Development
    with a copy to:
                                General Counsel


         4.3. Article headings used herein are inserted for convenience of reference only and shall not affect the interpretation of the respective articles hereof.

         4.4. No waiver by either party hereto at any time of any breach of any of the terms and conditions hereof shall be construed as or constitute a waiver of any subsequent breach, whether of the same or of any other terms and conditions hereof.

         4.5. Box shall have no right to transfer or assign its rights under this Agreement without the prior written consent of Engelhard.

         4.6. The terms and conditions herein contained constitute the entire agreement between the parties hereto and shall supersede all the previous communications, either oral or written, between the parties hereto with respect to the subject matter hereof, and no agreement or understanding varying or extending the same shall be binding upon a party unless in writing signed by a duly authorized representative thereof in which writing this Agreement is expressly referred to. There are no

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understandings, representations, rights and licenses, or obligations and liabilities of any kind with respect to the subject matter hereof except as expressly set forth herein.

         4.7. This Agreement may be signed in any number of counterparts, each of which for all purposes shall be deemed to be an original and all of which together shall constitute the same Agreement.


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         IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be duly executed in its name and on its behalf, all as of the date first above written.

                                   FRESH AIR SOLUTION, L.P.
                                   By its General Partner

                                   ICC DESICCANT TECHNOLOGIES, INC.


                                   By:
                                       -------------------------------
                                       Name:
                                       Title:


                                   ENGELHARD CORPORATION



                                   By:
                                       -------------------------------
                                       Name:
                                       Title: